EXHIBIT 99.3

CLASS “A” SHARES

PROXY

SOLICITED BY THE MANAGEMENT FOR THE

ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 18, 2005

        The undersigned holder of Class “A” shares of Optimal Group Inc. (the “Corporation”) hereby appoints HOLDEN L. OSTRIN, or failing him NEIL S. WECHSLER, or failing him LEON P. GARFINKLE, each an officer of the Corporation, or instead and to the exclusion of them __________________________________________ (*See notes 1 and 2 below) as proxyholder for the undersigned, with full power of substitution, to attend, vote and otherwise act for and on behalf of the undersigned in respect of all of the Class “A” shares of the Corporation registered in the name of the undersigned and in respect of all matters that may come before the annual and special meeting of shareholders of the Corporation (the “Meeting”) to be held at the Marriott Château Champlain, 1050 de la Gauchetière Street West, Montreal, Quebec on May 18, 2005 at 10:00 a.m. and at any adjournment(s) or postponement(s) thereof, to the same extent and with the same powers as if the undersigned were personally present at the Meeting or any adjournment(s) or postponement(s) thereof and hereby revokes any and all previous appointments of proxyholders. Without limiting the general authorization and powers given pursuant to this proxy, the person named as proxy is specifically directed to vote as follows (and if not so specifically directed, shall vote FOR such matters):

1.       _____ FOR or _____ TO WITHHOLD FROM VOTING FOR:

the election as directors of the management nominees referred to in the management proxy circular which accompanies the notice of the Meeting (the “Management Information Circular”).

2.       _____ FOR or _____ TO WITHHOLD FROM VOTING FOR:

the re-appointment of KPMG LLP as independent auditors of the Corporation and the authorization of the audit committee of the board of directors to fix their remuneration.

3.        _____ FOR or _____ AGAINST:

         a resolution approving the adoption by FireOne Group plc of a stock option plan.

4.       _____ FOR or _____ AGAINST:

          a resolution approving the adoption by FireOne Group plc of a restricted share unit plan.

5.	With respect to amendments or variations of the matters referred to above or any other matters which are not now known to management and that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof, the undersigned hereby confers discretionary authority on the undersigned’s proxyholder to vote on such amendments or variations or such other matters in accordance with the best judgment of such person.

DATED	this ______ date of ________________2005 (*see note 3 below)

____________________________ Signature of Shareholder or authorized representative (*See note 4 below) ________________________________ Print Name

Whether or not you anticipate attending the Meeting in person, kindly fill in and sign this form of proxy and return it in the envelope provided or by facsimile. This form of proxy will not be valid unless it is completed and returned to the transfer agent of the Corporation, Computershare Investor Services Inc., 100 University Avenue, 9th Floor, Toronto, Ontario, Canada, M5J 2Y1, Attention: Proxy Department, in the return envelope or by fax to: (416) 263-9524 or 1-866-249-7775, not later than 5:00 p.m., (Eastern time) on May 16, 2005 or, in the case of any adjournment or postponement of the Meeting, by no later than 5:00 p.m. (Eastern time) on the second business day prior to the day fixed for the adjournment or postponed Meeting.

NOTES:

1.	You should indicate your choice on the matters set out above by checking the appropriate box. The shares represented by this proxy will be voted or withheld from voting in accordance with the foregoing instructions on any ballot that may be called for. Where a shareholder fails to specify a choice with respect to a matter referred to in this proxy and a management nominee (being one of the persons specified in the proxy) is appointed as a proxyholder, the shares represented by such proxy will be voted FOR such matter and in accordance with management’s recommendation with respect to any amendments or variations to a matter referred to in this proxy or any other matters which may be properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

2.	If you are unable to attend the Meeting, but wish to be represented, you have the right to appoint a person, who need not be a shareholder of the Corporation, to attend and vote on your behalf. If you use this form of proxy, but wish to appoint some person other than Holden L. Ostrin, Neil S. Wechsler or Leon P. Garfinkle, as your proxyholder, you must insert the name of that other person in the blank space provided. The proxyholder must attend the Meeting in order to vote on your behalf.

3.	If not dated, this proxy is deemed to bear the date when it was mailed by management of the Corporation. 4. Please sign exactly as your name appears on the share registry. If the registered shareholder is a corporation, this proxy must be executed by a duly authorized officer or attorney of the shareholder and, if the corporation has a corporate seal, its corporate seal should be affixed. If shares are registered in the name of an executor, administrator or trustee, please sign exactly as the shares are registered. If the shares are registered in the name of a deceased shareholder, the shareholder’s name must be printed in the space provided, the proxy must be signed by the legal representative with his name printed below his signature and evidence of authority to sign on behalf of the shareholder must be attached to this proxy.

5.	All shareholders should refer to the accompanying Management Proxy Circular for further information regarding completion and use of this proxy and other information pertaining to the Meeting.

6.	To be valid, this proxy must be dated and signed by you, as the registered holder of Class “A” shares of the Corporation, or as a person named as a proxyholder in respect of the Meeting in an omnibus proxy containing a power of substitution pursuant to applicable securities laws, or your attorney.

THIS IS YOUR PROXY.
PLEASE COMPLETE, FOLD AND RETURN IT IN
THE ENVELOPE PROVIDED OR BY FACSIMILE

 COMPUTERSHARE INVESTOR SERVICES INC.

 By Registered Mail, Courier, Mail or Hand:
 100 University Avenue,
9th Floor
Toronto, Ontario
Canada  M5J 2Y1

Attention: Proxy Department
Facsimile No.: (416) 263-9524 or 1-866-249-7775